UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2008

MOST HOME CORP.
(Exact name of Registrant as specified in its charter)

Nevada	0-29067	98-0173359
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

Unit 1- 11491 Kingston Street, Maple Ridge, British Columbia, Canada V2X 0Y6
(Address of principal executive office, including Zip Code)

Registrant’s telephone number, including area code: (604) 460-7634

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 18, 2008, Most Home Corp. (the "Company") director Ken Landis resigned from the Board of Directors of the Company effective August 18, 2008 solely for personal reasons. Mr. Landis’s letter of resignation is filed as Exhibit 17.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

17.1	Resignation of Kenneth Landis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOST HOME CORP.

Date: August 19, 2008	By:	/s/ Michael Schutz
Michael Schutz, Chief Financial Officer